                     SHORT TERM FACILITY EXTENSION AMENDMENT

                                (September, 2000)

                  THIS SHORT TERM FACILITY EXTENSION AMENDMENT (the "Amendment") is made and dated as of the 20th day of September, 2000 by and among COUNTRYWIDE HOME LOANS, INC. (the "Company"), COUNTRYWIDE CREDIT INDUSTRIES, INC. (the "Parent"), the undersigned financial institutions constituting the Short Term Lenders under (and as that term and capitalized terms not otherwise defined herein are defined in) the Revolving Credit Agreement described below, and BANKERS TRUST COMPANY, as Credit Agent (in such capacity, the "Credit Agent").

                                    RECITALS

                  A. Pursuant to that certain Revolving Credit Agreement dated as of September 24, 1997 by and among the Company, the Lenders party thereto, including, without limitation, the Short Term Lenders, the Credit Agent and others (as amended, extended and replaced from time to time, the "Revolving Credit Agreement"), the Short Term Lenders agreed to extend credit to the Company in the form of a 364-day revolving credit facility.

                  B. The Company has requested that the Short Term Lenders currently party to the Revolving Credit Agreement agree to extend the Short Term Facility Maturity Date and certain of such Short Term Lenders have agreed to do so on the terms and subject to the conditions set forth herein.

                  NOW, THEREFORE, in consideration of the above Recitals and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

                                    AGREEMENT

                  1. Extension of Current Short Term Facility Maturity Date. To reflect the agreement of the Short Term Lenders to extend the current Short Term Facility Maturity Date, effective as of the Amendment Effective Date (as defined in Paragraph 9 below), the definition of "Short Term Facility Maturity Date" set forth in the Glossary attached to the Revolving Credit Agreement is hereby amended to delete the date "September 20, 2000" appearing therein and to replace the same with the date "September 19, 2001".

         2. Permitted Conversion of Short Term Facility. To reflect the agreement of the parties to permit the Company to convert amounts outstanding under the revolving credit facility made available by the Short Term Lender under Paragraph 1(b) of the Revolving Credit Agreement to a term loan on the Short Term Facility Maturity Date, effective as of Amendment Effective Date:

                  (a) Paragraph 3(a) of the Revolving Credit Agreement is hereby amended to insert the phrase "and, in the case of the Short Term Loans, the provisions of Paragraph 3(c) below" immediately following the phrase "Subject to the provisions Paragraph 3(b) below" in the first and second lines thereof.

     (b) A new Paragraph 3(c) is hereby added to the Revolving Credit Agreement to read in its entirety as follows:

                  "3(c)    Short Term Facility Term-Out Provisions.
                           ---------------------------------------

                           (1) Notwithstanding anything contained in Paragraph 3(a) above, upon written request for such final extension given by the Company to the Credit Agent no later than thirty (30) days prior to the then current Short Term Facility Maturity Date, the Short Term Lenders shall, subject to the conditions precedent set forth below, agree to extend the then current Short Term Facility Maturity Date for one final time to the date which is the 364th day following the then current Short Term Facility Maturity Date (the "Final Short Term Facility Maturity Date") and to permit the Company to convert the aggregate principal amount of Short Term Loans outstanding on the then current Short Term Facility Maturity Date (or such portion thereof as the Company may designate) into a non-revolving, non-amortizing term loan (the "Short Term Facility Term-Out Loan").

                           (2) As conditions precedent to the right of the Company to convert Short Term Loans outstanding into the Short Term Facility Term-Out Loan on the then current Short Term Facility Maturity Date, on and as of the then current Short Term Facility Maturity Date:

     (i) The representations and warranties of the Company and the Parent contained in the Credit Documents shall be accurate and complete in all respects;

     (ii) There shall not have occurred and be continuing a Potential Default or an Event of Default; and
                                    (iii)    Following    the    conversion   of
                  outstanding Short Term Loans into the Short Term Facility Term-Out Loan, the aggregate amount of Loans outstanding shall not exceed the applicable limitations of Paragraphs 1(a), 1(c), 1(d) and 1(e) above.

                           (3) The Short Term Facility Term-Out Loan (and portions thereof outstanding) shall be considered "Direct Loans" for all purposes of this Agreement, including, without limitation, for purposes of computation of interest on the outstanding principal balance thereof as provided in Paragraph 4(a) below.

                           (4) The outstanding principal balance of the Short Term Facility Term-Out Loan shall be payable in full on the Final Short Term Facility Maturity Date."

                  (c) The definition of the term "Loan" set forth in the Glossary is hereby amended to insert the phrase "the Short Term Facility Term-Out Loan," immediately following the phrase "a Short Term Loan," in line 1 thereof.

                  (d) New definitions of "Final Short Term Facility Maturity Date" and "Short Term Facility Term-Out Loan" are hereby added to the Glossary in correct alphabetical order to read in their entirety as follows:

                  "'Final Short Term Facility Maturity Date' shall have the meaning given such term in Paragraph 3(c) of the Agreement."

                  "'Short Term Facility Term-Out Loan' shall have the meaning given such term in Paragraph 3(c) of the Agreement."

                  3. Extension of Short Term Facility Fee Letter. To reflect the agreement of the Company to continue to pay to the Short Term Lenders a facility fee during the period from the current Short Term Facility Maturity Date to the Short Term Facility Maturity Date as extended hereunder, the Company hereby reaffirms the Short Term Facility Fee Letter dated as of September 24, 1997 and agrees that the "Short Term Facility Maturity Date" referred to therein shall mean the Short Term Facility Maturity Date as extended hereunder.

                  4. Revised Commitment Schedule. To reflect certain changes in the financial institutions which will be participating in the Short Term Facility as extended hereby and other modifications in the Short Term Facility Credit Limit, the Short Term Facility Percentage Shares and the Maximum Short Term Facility Commitments of the Short Term Lenders participating in the Short Term Facility as extended hereby, the Commitment Schedule is hereby revised as of the Amendment Effective Date consistent with Amendment Schedule I attached hereto (the "Revised Commitment Schedule").

                  5. Front-End Fee. As an inducement to the financial institutions agreeing to act as Short Term Lenders from the current Short Term Facility Maturity Date to the Short Term Facility Maturity Date as extended hereby and as the same may be extended to the Final Short Term Facility Maturity Date as provided in Paragraph 2 above, the Company hereby agrees to pay to each Short Term Lender executing this Amendment a one time, non-refundable fee (the "Front-End Fee") as agreed among the Company and the Short Term Lenders.

     6. Pricing Modification. To reflect the agreement of the Company to increase the --------------------
pricing applicable to Short Term Loans:

     (a) Subparagraph (b) of the definition of "Pricing Spread" appearing in the Glossary is hereby amended to read in its entirety as follows:

                           "(b) With respect to each Eurodollar Loan which is a Short Term Loan and each Short Term Swing Loan, the Pricing Spread shall be: (1) on each day on which the aggregate dollar amount of Short Term Loans and Short Term Swing Loans outstanding does not exceed twenty five percent (25%) of the Short Term Facility Credit Limit on such day, 0.295%. and (2) on each day on which the aggregate dollar amount of Short Term Loans and Short Term Swing Loans outstanding exceeds twenty five percent (25%) of the Short Term Facility Credit Limit on such day, 0.42%."

     (b) The definition of "Alternate Base Rate" appearing in the Glossary is hereby amended to read in its entirety as follows:

                           "'Alternate Base Rate' shall mean on any date the greater of: (a) the Federal Funds Effective Rate plus one half of one percent (0.50%), and (b) the Corporate Base Rate; provided, however, that with respect to each Alternate Base Rate Loan which is a Short Term Loan and each Short Term Swing Loan, the `Alternate Base Rate' in effect on each day on which the aggregate dollar amount of Short Term Loans and Short Term Swing Loans outstanding exceeds twenty five percent (25%) of the Aggregate Credit Limit on such date shall be increased by one eighth of one percent (0.125%)."

                  7. Reaffirmation of Loan Documents. The Company hereby affirms and agrees that (a) the execution and delivery by the Company of and the performance of its obligations under this Amendment shall not in any way amend, impair, invalidate or otherwise affect any of the obligations of the Company or the rights of the Credit Agent, the Lenders or any other Person under the
Revolving Credit Agreement or any other Credit Document, (b) the term "Obligations" as used in the Credit Documents includes, without limitation, the Obligations of the Company under the Revolving Credit Agreement as amended hereby, and (c) the Revolving Credit Agreement as amended hereby and the other Credit Documents remain in full force and effect.

                  8. Reaffirmation of Guaranty and Subordination Agreement. The Parent hereby and affirms and agrees that (a) the execution and delivery by the Company and the performance of its obligations under this Amendment shall not in any manner or to any extent affect any of the obligations of the Parent or the rights of the Credit Agent, the Lenders or any other Person under the Guaranty, the Subordination Agreement or any other document or instrument made or given by the Parent in connection therewith, (b) the term "Obligations" as used in the Guaranty and the Subordination Agreement includes, without limitation, the Obligations of the Company under the Revolving Credit Agreement as amended hereby, and (c) the Guaranty and the Subordination Agreement remain in full force and effect.

     9. Amendment Effective Date. This Amendment shall be effective as of the day and
                                    ------------------------
     year first above written upon the date (the "Amendment Effective Date") that there has been delivered to the Credit Agent:
     (a) A copy of this Amendment, duly executed by each party hereto;
     (b) From the Company and the Parent, such corporate resolutions, incumbency certificates and other authorizing documentation as the Credit Agent may request; and

     (c) For distribution to the Short Term Lenders, each of such Short Term Lender's respective Front-End Fee.

As required pursuant to Paragraph 13(b) of the Revolving Credit Agreement, following the Amendment Effective Date the Credit Agent shall provide a copy of this Amendment, including the Revised Commitment Schedule, to all parties to the Credit Documents.

     10. Representations and Warranties. The Company and the Parent hereby represent ------------------------------
     and warrant to the Credit Agent and each of the Short Term Lenders that at the date hereof and at and as of the Amendment Effective Date:

     (a) Each of the Company and the Parent has the corporate power and authority and the legal right to execute, deliver and perform this Amendment and has taken all necessary corporate action to authorize the execution, delivery and performance of this Amendment. This Amendment has been duly executed and delivered on behalf of the Company and the Parent and constitutes the legal, valid and binding obligation of such Person, enforceable against such Person in accordance with its terms.
     (b) Both prior to and after giving effect hereto: (1) the representations and warranties of the Company and the Parent contained in the
Credit Documents are accurate and complete in all respects, and (2) there has not occurred an Event of Default or Potential Default.

     11. No Other Amendment. Except as expressly amended hereby, the Credit Documents
                                    ------------------
shall remain in full force and effect as written and amended to date.

     12. Counterparts. This Amendment may be executed in any number of counterparts, ------------ each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement.

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the day and year first above written.

                                             COUNTRYWIDE HOME LOANS, INC.,
                             a New York corporation

     By ----------------------------------------------------------
     Name --------------------------------------------------------
     Title -------------------------------------------------------

     COUNTRYWIDE CREDIT INDUSTRIES, INC., a Delaware corporation

     By ----------------------------------------------------------
     Name --------------------------------------------------------
     Title -------------------------------------------------------


                                             BANKERS TRUST COMPANY,
                                             as Credit Agent

     By ----------------------------------------------------------
     Name --------------------------------------------------------
     Title -------------------------------------------------------

     BANCO DI NAPOLI S.p.A., NEW YORK BRANCH, as a Short Term Lender


     By ----------------------------------------------------------
          Name --------------------------------------------------------
          Title -------------------------------------------------------

          By ----------------------------------------------------------
          Name --------------------------------------------------------
          Title _____________________________________________________


          BANCA DI ROMA, SAN FRANCISCO BRANCH, as a Short Term Lender



          By ----------------------------------------------------------
          Name --------------------------------------------------------
          Title -------------------------------------------------------


          By ----------------------------------------------------------
          Name --------------------------------------------------------
          Title _____________________________________________________



          BANK OF AMERICA, N.A., as a Short Term Lender


          By ----------------------------------------------------------
          Name --------------------------------------------------------
          Title -------------------------------------------------------


          BANK OF HAWAII, as a Short Term Lender

          By ----------------------------------------------------------
          Name --------------------------------------------------------
          Title -------------------------------------------------------


          THE BANK OF NEW YORK, as a Short Term Lender


          By ----------------------------------------------------------
               Name --------------------------------------------------------
               Title -------------------------------------------------------


               BANK ONE, NA, as a Short Term Lender



               By ----------------------------------------------------------
               Name --------------------------------------------------------
               Title -------------------------------------------------------


               BANKERS TRUST COMPANY, as a Short Term Lender


               By ----------------------------------------------------------
               Name --------------------------------------------------------
               Title -------------------------------------------------------


               BANQUE NATIONALE DE PARIS, as a Short Term Lender



               By ----------------------------------------------------------
               Name --------------------------------------------------------
               Title -------------------------------------------------------


               By ----------------------------------------------------------
               Name --------------------------------------------------------
               Title -------------------------------------------------------


                                             PARIBAS, as a Short Term Lender

               By ----------------------------------------------------------
               Name --------------------------------------------------------
               Title -------------------------------------------------------


               By ----------------------------------------------------------
               Name --------------------------------------------------------
               Title -------------------------------------------------------


               BARCLAYS BANK PLC, as a Short Term Lender



               By ----------------------------------------------------------
               Name --------------------------------------------------------
               Title -------------------------------------------------------

               BAYERISCHE LANDESBANK  GIROZENTRALE,  CAYMAN ISLANDS BRANCH, as a
          Short                  Term                  Lender                 By
          ________________________________________________________          Name
          ______________________________________________________           Title
          _____________________________________________________


By ________________________________________________________
Name ______________________________________________________
Title _____________________________________________________


           CANADIAN IMPERIAL BANK OF COMMERCE, as a Short Term Lender



               By ----------------------------------------------------------
               Name --------------------------------------------------------
Title
               -------------------------------------------------------


               THE CHASE MANHATTAN BANK, as a Short Term Lender



               By ----------------------------------------------------------
               Name --------------------------------------------------------
               Title -------------------------------------------------------


               CREDIT LYONNAIS, NEW YORK BRANCH, as a Short Term Lender


               By ----------------------------------------------------------
               Name --------------------------------------------------------
               Title -------------------------------------------------------


               THE FIFTH THIRD BANK, as a Short Term Lender


               By ----------------------------------------------------------
               Name --------------------------------------------------------
               Title
               -------------------------------------------------------


               FIRST UNION NATIONAL BANK, as a Short Term Lender



               By ----------------------------------------------------------
               Name --------------------------------------------------------
               Title -------------------------------------------------------


               THE FUJI BANK, LIMITED, as a Short Term Lender



               By ----------------------------------------------------------
               Name --------------------------------------------------------
               Title -------------------------------------------------------


               THE INDUSTRIAL BANK OF JAPAN, LIMITED, LOS ANGELES AGENCY, as a Short Term Lender

               By ----------------------------------------------------------
               Name --------------------------------------------------------
               Title -------------------------------------------------------

               LASALLE BANK, NATIONAL ASSOCIATION, as a Short Term Lender


               By ----------------------------------------------------------
               Name --------------------------------------------------------
               Title -------------------------------------------------------


               MELLON BANK, N.A., as a Short Term Lender



               By     ----------------------------------------------------------
               Name     --------------------------------------------------------
               Title -------------------------------------------------------

               MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as a Short Term Lender


               By     ----------------------------------------------------------
               Name     --------------------------------------------------------
               Title -------------------------------------------------------

                    NORDDEUTSCHE LANDESBANK GIROZENTRALE, NEW YORK BRANCH AND/OR CAYMAN ISLANDS BRANCH, as a Short Term Lender


                    By
                    ----------------------------------------------------------
                    Name
                    --------------------------------------------------------
                    Title
                    -------------------------------------------------------

                    By
                    ----------------------------------------------------------
                    Name
                    --------------------------------------------------------
                    Title
                    -------------------------------------------------------


                    ROYAL BANK OF CANADA, as a Short Term Lender



                    By
                    ----------------------------------------------------------
                    Name
                    --------------------------------------------------------
                    Title
                    -------------------------------------------------------

                    FIRSTAR, NATIONAL ASSOCIATION, as a Short Term Lender



                    By
                    ----------------------------------------------------------
                    Name
                    --------------------------------------------------------
                    Title
                    -------------------------------------------------------

                    THE SUMITOMO BANK, LIMITED, LOS ANGELES BRANCH, as a Short Term Lender

                    By
                    ----------------------------------------------------------
                    Name
                    --------------------------------------------------------
                    Title
                    -------------------------------------------------------

                    UNION BANK OF CALIFORNIA, N.A., as a Short Term Lender



                    By
                    ----------------------------------------------------------
                    Name
                    --------------------------------------------------------
                    Title
                    -------------------------------------------------------


                    WESTDEUTSCHE LANDESBANK GIROZENTRALE, NEW YORK BRANCH/CAYMAN ISLANDS BRANCH, as a Short Term Lender

                    By
                    ----------------------------------------------------------
                    Name
                    --------------------------------------------------------
                    Title
                    -------------------------------------------------------

                    AMENDMENT SCHEDULE I

                          COUNTRYWIDE HOME LOANS, INC.

                           Revolving Credit Facilities

                               Commitment Schedule

                            as of September 20, 2000

                      [TO BE PROVIDED BY THE CREDIT AGENT]


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